UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2015

TYCO INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1202 Building 1000 City Gate

Mahon, Cork, Ireland

(Address of Principal Executive Offices, including Zip Code)

353-21-423-5000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 8.01 below regarding the Indenture and Supplemental Indenture is incorporated under this Item 1.01 by reference.

ITEM 8.01	OTHER EVENTS.

Pricing of Notes Offering

On February 20, 2015, Tyco International plc (the “Company”), Tyco Fire & Security Finance S.C.A. (“Tyco Luxembourg”) and Tyco International Finance S.A. (“TIFSA”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Limited, J.P. Morgan Securities plc, Merrill Lynch International, Barclays Bank PLC, BNP Paribas, Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, Goldman, Sachs & Co., Morgan Stanley & Co. International plc and UBS Limited (collectively, the “Underwriters”) under which TIFSA agreed to sell to the Underwriters €500 million aggregate principal amount of its 1.375% Notes due 2025 (the “Notes”) in an offering registered under the Securities Act of 1933, as amended (the “Notes Offering”). The Notes are fully and unconditionally guaranteed (the “Guarantees”) by each of the Company and Tyco Luxembourg.

The Notes and Guarantees were registered by the Company, Tyco Luxembourg and TIFSA pursuant to a Registration Statement on Form S-3 (Registration No. 333-200413) (the “Registration Statement”) filed with the Securities and Exchange Commission, which Registration Statement includes a Prospectus dated November 17, 2014 and a Prospectus Supplement dated February 20, 2015.

On February 25, 2015, TIFSA completed the Notes Offering. The Notes were issued pursuant to an Indenture, dated as of February 25, 2015 (the “Base Indenture”), among TIFSA, the Company, Tyco Luxembourg and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 25, 2015 (the “Supplemental Indenture”), among TIFSA, the Company, Tyco Luxembourg, Deutsche Bank Trust Company Americas as trustee and as paying agent and Deutsche Bank Luxembourg S.A. as security registrar, transfer agent and authenticating agent.

TIFSA intends to use the proceeds from the issuance of the Notes general corporate purposes, which may include acquisitions, repayment of debt, capital expenditures, investments in subsidiaries, repurchases of ordinary shares and funding of legacy liabilities.

The Notes are TIFSA’s senior unsecured obligations and rank equally in right of payment with all of its existing and future senior debt, and senior to any subordinated indebtedness that TIFSA may incur. The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company and Tyco Luxembourg.

The Notes will bear interest at a rate of 1.375% per year from the date of original issuance or from the most recent interest payment date to which interest has been paid or provided for. Interest on the Notes will be payable on February 25 of each year, commencing on February 25, 2016, to the holders of record at the close of business on the February 10 prior to each interest payment date.

Prior to November 25, 2024, the Notes are redeemable at TIFSA’s option at a redemption price equal to the greater of the principal amount of the notes to be redeemed or a “make-whole” amount, plus in either case, accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after November 25, 2024, the Notes are redeemable at TIFSA’s option at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest. TIFSA also may redeem all, but not less than all, of a series of Notes in the event of certain tax changes affecting such Notes.

Upon the occurrence of a change of control triggering event (as defined in the Supplemental Indenture), unless TIFSA has exercised its right to redeem the Notes, each holder of Notes will have the right to require TIFSA to purchase all or a portion of such holder’s Notes at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

Copies of the Underwriting Agreement, Indenture and Supplemental Indenture are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The Company is filing Exhibits 5.1, 5.2 and 5.3 below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement and such exhibits are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 20, 2015, by and among Tyco International Finance S.A., Tyco International plc and Tyco Fire & Security Finance S.C.A., and Citigroup Global Markets Limited, J.P. Morgan Securities plc, Merrill Lynch International, Barclays Bank PLC, BNP Paribas, Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, Goldman, Sachs & Co., Morgan Stanley & Co. International plc and UBS Limited.

4.1	Indenture, dated as of February 25, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of February 25, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., Deutsche Bank Trust Company Americas as trustee and as paying agent and Deutsche Bank Luxembourg S.A. as security registrar, transfer agent and authenticating agent.

4.3	Specimen of Global Note (included as Annex A to Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Allen & Overy Luxembourg.

5.3	Opinion of Arthur Cox.

5.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

5.2	Consent of Allen & Overy Luxembourg (included in Exhibit 5.2).

5.3	Consent of Arthur Cox (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC (Registrant)

By:	/a/ Andrea Goodrich
Andrea Goodrich
Corporate Secretary and Associate General Counsel

Date: February 25, 2015

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 20, 2015, by and among Tyco International Finance S.A., Tyco International plc and Tyco Fire & Security Finance S.C.A., and Citigroup Global Markets Limited, J.P. Morgan Securities plc, Merrill Lynch International, Barclays Bank PLC, BNP Paribas, Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, Goldman, Sachs & Co., Morgan Stanley & Co. International plc and UBS Limited.

4.1	Indenture, dated as of February 25, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of February 25, 2015, among Tyco International Finance S.A., Tyco International plc, Tyco Fire & Security Finance S.C.A., Deutsche Bank Trust Company Americas as trustee and as paying agent and Deutsche Bank Luxembourg S.A. as security registrar, transfer agent and authenticating agent.

4.3	Specimen of Global Note (included as Annex A to Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Allen & Overy Luxembourg.

5.3	Opinion of Arthur Cox.

5.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

5.2	Consent of Allen & Overy Luxembourg (included in Exhibit 5.2).

5.3	Consent of Arthur Cox (included in Exhibit 5.3).